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                                                               Exhibit 23.2



                       Consent of Independent Accountants
                       ----------------------------------


          We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of RTI International Metals, Inc. of our report dated January 23, 1998 appearing on page 23 of RMI Titanium Company's Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
March 1, 1999